UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004

                               ARVINMERITOR, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                     1-15983                  38-3354643
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)                File No.)           Identification No.)

                              2135 West Maple Road
                                 Troy, Michigan
                    (Address of principal executive offices)

                                   48084-7186
                                   (Zip code)

       Registrant's telephone number, including area code: (248) 435-1000

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Item 5. Other Events and Regulation FD Disclosure

      On July 21, 2004, the Board of Directors of ArvinMeritor, Inc. elected Charles G. McClure to the position of Chairman, Chief Executive Officer and President and as a member of the Board of Directors, effective August 9, 2004. Mr. McClure succeeds Larry D. Yost, who will retire from the company.

      ArvinMeritor's press release with respect to this matter, dated July 22, 2004, is furnished as Exhibit 99a to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      99a - Press release of ArvinMeritor, Inc., dated July 22, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARVINMERITOR, INC.


                               By: /s/ Vernon G. Baker, II
                                   -----------------------
                                       Vernon G. Baker, II
                                       Senior Vice President and General Counsel

Date: July 22, 2004

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99a               Press release of ArvinMeritor, Inc., dated July 22, 2004.